UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2015

xG Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-187094	20-585-6795
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

240 S. Pineapple Avenue, Suite 701, Sarasota, FL	34236
(Address of principal executive offices)	(ZipCode)

Registrant's telephone number, including area code: (941) 953-9035

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On August 14, 2015, xG Technology, Inc., a Delaware Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Roth Capital Partners, LLC (the “Underwriter”), pursuant to which the Company agreed to sell, and the Underwriter agreed to purchase for resale to the public (the “Offering”), subject to the terms and conditions expressed therein, an aggregate of (i) 2,550,000 Class A Units, at a price of $1.00 per Class A Unit, each of which consists of one share of the Company’s common stock and 0.5 of a Series A Warrant to purchase one share of the Company’s common stock at an exercise price of $1.00 per warrant (a “Series A Warrant”), (ii) 2,450,000 Class B Units, at a price of $0.99 per Class B Unit, each of which consists of one pre-funded Series B Warrant to purchase one share of the Company’s common stock and 0.5 of a Series A Warrant, (iii) 2,550,000 Series C Warrants, at a price of $0.01 per Series C Warrant, which is deemed to be included in the $1.00 price per Class A Unit, each to purchase one additional Class A Unit at an exercise price of $1.00, and (iv) 4,950,000 Series D Warrants, at a price of $0.01 per Series D Warrant, which is deemed to be included in the $0.99 price per Class B Unit, each to purchase one additional Class B Unit at an exercise price of $0.99. The Company expects to receive approximately $5,000,000 in gross proceeds from the Offering, before underwriting discounts and commissions and offering expenses payable by the Company.

The Company expects the Offering to close on or about August 19, 2015, subject to the satisfaction of customary closing conditions.  The Underwriting Agreement provides that the Company will indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to reimburse the Underwriter for payments that the Underwriter may be required to make because of such liabilities.

The Company conducted the Offering pursuant to a Registration Statement on Form S-1 (File No. 333-203853), which was declared effective by the Securities and Exchange Commission on August 13, 2015.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, the form of which is incorporated by reference hereto and was filed as Exhibit 1.1 to the Company’s Amendment No. 3 to the Registration Statement on Form S-1, which was filed with the Securities and Exchange Commission on August 4, 2015.

Item 8.01 Other Events.

On August 14, 2015, the Company issued a press release announcing the pricing of the Offering.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 99.1	Press Release of xG Technology, Inc., dated August 14, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2015		xG TECHNOLOGY, INC.

	By:	/s/ Roger Branton
Name: Roger Branton
Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of xG Technology, Inc., dated August 14, 2015.